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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): February 6, 2009

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

(e)	Change in Annual Base Salaries for Certain Officers

	On February 6, 2009, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Aehr Test Systems (the "Company") conducted a review of the annual base salaries for the Company's Chief Executive Officer and other named executive officers (the "Named Executive Officers"). The Committee approved of a reduction to the annual base salary of the Chief Executive Officer by 15% and of a reduction to the annual base salaries of the Named Executive Officers by 10%. Such changes will be effective immediately. All other forms of compensation paid to the Chief Executive Officer and Named Executive Officers are unchanged from the rates disclosed in the Company's definitive proxy statement filed September 26, 2008.


(e)	Change in Meeting Fees for Non-Employee Directors

	On February 11, 2009, the Board approved of a reduction to the meeting fees paid to the Company's non-employee directors. The new fees will be effective for the current directors as of January 27, 2009 and for new directors effective upon the date they join the Board.

	Under this arrangement, each director will receive $1,250 for each regular Board meeting attended. In addition, the chair of the Audit Committee will receive $1,000 and the chair of the Compensation Committee will receive $875 for each respective Audit Committee or Compensation Committee meeting attended. Other members of the Audit Committee will receive $750 and other members of the Compensation Committee will receive $625 for each respective
Audit Committee or Compensation Committee meeting attended.   All other
committee members will receive $625 for each committee meeting attended. If the committee meetings are held on the same day as a regular Board meeting, committee chairs and members will receive 50% of the aforementioned meeting fees. Each director will also receive $625 for attending any special telephonic meeting of the Board.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

          Exhibit No.    Description
          -----------    -----------
          99.1           Press Release of Aehr Test Systems dated
                         February 12, 2009 entitled "Aehr Test Systems
                         Announces Expense Reduction Actions."



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  February 12, 2009
                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer





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                               EXHIBIT INDEX

Exhibit
Number   Description
-------  ------------

99.1 Press Release of Aehr Test Systems dated February 12, 2009 entitled "Aehr Test Systems Announces Expense Reduction Actions."